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                                 EXHIBIT (10)(a)
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                         CONSENT OF INDEPENDENT AUDITORS
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                 [LETTERHEAD OF ERNST & YOUNG APPEARS HERE]


                       Consent of Independent Auditors


We consent to the reference to our firm under the captions "Financial Statements" in the Prospectus and "Independent Auditors" in the Statement of Additional Information and to the use of our report dated January 31, 1997 with respect to the financial statements of The PFL Endeavor Variable Annuity Account, and to the use of our report dated February 21, 1997 with respect to the statutory-basis financial statements and schedules of PFL Life Insurance Company, included in Post-Effective Amendment No. 13 to the Registration Statement (Form N-4 No.33-33085) and related Prospectus of the PFL Endeavor VA Separate Account.

                                                 /s/ Ernst & Young LLP
                                                 ---------------------
                                                 Ernst & Young LLP

Des Moines, Iowa
April 25, 1997